[Logo] M F S(R)
INVESTMENT MANAGEMENT
We invented the mutual fund(r)


                               [graphic omitted]


                         MFS(R) GOVERNMENT
                         SECURITIES FUND


                         ANNUAL REPORT o FEBRUARY 29, 2000

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 14
Notes to Financial Statements ............................................. 21
Independent Auditors' Report .............................................. 27
Trustees and Officers ..................................................... 29


       MFS ORIGINAL RESEARCH(SM)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE



--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
One could easily argue that the Internet represents the greatest technological development most of us may see in our lifetimes. There is no disputing that this new communication medium is changing forever the way we work, play, and shop. One might also argue that investing in this new technology represents the investment opportunity of a lifetime. The question for any investor is whether and how to take advantage of it.

The popular press, it seems, would have us believe that by surfing the Web, we can learn everything we need to know about investing. Indeed, there is no doubt that Internet-delivered information and brokerage services enable individual investors to be well informed and to trade at bargain prices. But we believe the numbers and facts argue that, for most of us, mutual funds purchased through an investment professional will continue to be one of the best products for long-term investing in this new millennium.

According to a survey by the Investment Company Institute, the national association of American investment companies, 44% of American households own stock or bond mutual funds, while only 25.5% own individual stocks.(1) Of course that doesn't tell us how well they did owning those funds or stocks, but another statistic gives us a clue. In the third quarter of 1999, during a period of volatility in the greatest bull market in history, a quarter of the 7,500 stocks tracked by Morningstar, a popular rating service, lost more than 20% of their value. But during the same period, fewer than 1% of the mutual funds tracked by Morningstar -- 6 out of 10,000 funds -- were down by a similar amount.(2) So an investor's chance of picking one of those losing stocks was about 25 times greater than his or her chance of picking an equally losing fund.

The numbers also show that a majority of Americans seek professional advice when buying mutual funds. Outside of employer-sponsored retirement plans, approximately 68% of fund shareholders state that their primary method of purchasing shares is through an investment professional.(1)

Why do we at MFS(R) believe that mutual funds plus professional advice will continue to define the best course of action for many investors? Let's look at some of the characteristics of a successful long-term investment approach:

o HAVING A PLAN AND STICKING TO IT: Our experience is that successful investors -- those whose lives are enriched by the fruits of their investing -- share two characteristics. They have a plan for reaching their monetary goals, and they stick with that plan through up as well as down markets. And for many investors, working with an investment professional may be the best way to develop a plan. Although the Internet abounds with calculators for developing all sorts of investment plans, none has your investment professional's high level of experience and an understanding of your unique situation. And no calculator can counsel you during a down market, when you may be tempted to abandon your goals and your plan.

o DIVERSIFICATION: Few investors can afford to own a large number of holdings, so poor performance of one company can potentially drag down their entire portfolio. This is especially true when investing in volatile new areas such as the Internet. On the other hand, a diversified mutual fund that owns dozens or even hundreds of holdings is better positioned to survive a disappointment in one or several investments.

o GOOD IN A DOWN MARKET: As we enter the tenth year of the greatest bull market in history, it's easy to forget that market downturns are an almost inevitable part of investing. Few mutual funds, of course, are going to be up when the overall market is down. But as the numbers above from the third quarter of 1999 demonstrate, mutual funds may be less likely to suffer the extreme downturns experienced by a large number of individual holdings when the market heads south.

o MFS ORIGINAL RESEARCH(R): The Internet is one of the greatest research tools ever invented, but it's still not the same as being eyeball to eyeball with the management of a company and discussing their plans for their firm's future.

o GOOD PERFORMANCE AT AN ACCEPTABLE LEVEL OF RISK: Investing in individual stocks or bonds does indeed offer the potential of exhilarating performance that few mutual funds even attempt. The downside is that the most exciting investments are also likely to be the ones that give you sleepless nights. The diversification and professional management of mutual funds help make them inherently less risky than individual stock picking, and funds are available in a wide range of risk profiles.

We believe that now, more than ever, mutual funds sold by an investment professional may offer many investors the best way to participate in whatever investment opportunities the new millennium may bring. The combination of professional portfolio management and professional advice recognizes the key reason that investors give us their money: because they don't want to make a hobby or a second profession out of investing; they simply want their money to work for them so they have a better likelihood of realizing their dreams.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    March 15, 2000

--------------
(1) Source: Investment Company Institute.

(2) Source: Morningstar CEO Don Phillips' keynote address at The Baltimore Sun's Dollars and Sense Conference, 10/99. In the period 7/1/99 through 9/30/99, of the 7,500 stocks tracked by Morningstar, 1,865 lost 20% or more; of the 10,000 mutual funds tracked by Morningstar, six lost 20% or more. Mutual fund results are at net asset value; if sales charges had been reflected, results would have been lower.

Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Steven E. Nothern]
     Steven E. Nothern

For the 12 months ended February 29, 2000, Class A shares of the Fund provided a total return of 0.10%, Class B shares -0.52%, Class C shares -0.42%, and Class I shares 0.43%. These returns, which include the reinvestment of any distributions but exclude the effects of any sales charges, compare to a 1.41% return over the same period for the Fund's benchmark, the Lehman Brothers Government/Mortgage Index (the Lehman Index), an unmanaged index of U.S. Treasury, government-agency, and mortgage-backed securities. The Fund's results also compare to a -0.33% return for the average general U.S. government fund tracked by Lipper Inc., an independent firm that reports mutual fund performance.

Q.  WHAT WAS THE INVESTMENT ENVIRONMENT LIKE DURING THE PAST YEAR?

A. In 1999, economic growth momentum in the United States remained robust and the unemployment rate continued to move lower, engendering concerns that growth might be exceeding capacity, eventually leading to constraints and inflationary pressures. As a result, the Federal Reserve Board (the Fed) became convinced that it needed to apply some restraint to the economy, gently tapping the brakes in order to moderate aggregate demand. To that end, the Fed raised short-term interest rates four times, in June, August, and November 1999, and again in February 2000. While we believe inflation hasn't really been a problem, it remains quite possible that we might see broad-based price increases going forward. The Fed has been diligent, paying close attention to this potential problem and seeking to stay ahead of the curve by striking at inflation before it emerges.

Q.  HOW DID THIS BACKDROP AFFECT THE GOVERNMENT SECURITIES MARKET IN PARTICULAR?

A. Bond yields rose across the entire yield curve -- a representation of the difference between short- and long-term interest rates -- particularly for shorter-maturity U.S. Treasuries, which were most affected by the Fed's rate hikes. With the Fed especially active, fixed-income markets posted fairly poor returns, because as yields rose, bond prices fell. So far in 2000, the backdrop has improved and stabilized somewhat, but the Fund's 12-month returns were especially hurt by the downdraft in the bond markets that occurred in 1999.

Q. WHAT SORT OF STRATEGY DID YOU PURSUE WITH THE FUND'S DURATION AND MATURITY STRUCTURE?

A. We did not want to guess on the direction of interest rates, so we kept the Fund's duration -- a measure of its sensitivity to changes in interest rates -- neutral relative to the Lehman Index. This approach helped the Fund's performance because many of its peers tended to carry a longer duration than the Lehman Index, a position that negatively impacted them in this rising interest-rate environment. Our maturity-structure approach also helped the Fund's relative performance. We underweighted the Fund in investments with maturities of three years or less.

Q. CAN YOU COMMENT ON THE FUND'S LARGEST WEIGHTING, U.S. GOVERNMENT-AGENCY SECURITIES?

A. Our view regarding U.S. government-agency securities has not changed over the past year. In fact, we've added to the Fund's overweighting to this sector relative to the Lehman Index. This overweighting has been an integral part of our strategy. Our belief is that, over the long term, government-agency securities offer attractive incremental yields over those of comparable Treasuries, with essentially the same quality.

Q.  WHAT CAN YOU TELL US ABOUT THE FUND'S U.S. TREASURY SECURITY INVESTMENTS?

A. Our Treasury positioning hasn't changed over the past six months, either. We had fewer investments in that area compared to the Lehman Index, an offshoot of our strategy related to government-agency securities. We continued to use the Fund's Treasury investments to manage both the Fund's duration and maturity. Year to date, our longer-term Treasury holdings have helped performance, largely because most of the negative impact of rising interest rates hit shorter- and intermediate-term securities. In addition, the solid fiscal performance of the U.S. government has led to a budget surplus. With less of a need to issue debt to finance its operations, the U.S. government has paid down some of its debt, leading to a lower supply of Treasury securities at the same time that strong demand has been sustained. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.)

Q. WHAT CAN YOU TELL US ABOUT THE FUND'S APPROACH TOWARD INVESTMENTS IN MORTGAGE-BACKED SECURITIES?

A. Mortgage-backed securities have provided uneven performance, although they outperformed Treasuries during the 12-month period covered by this report. During the first half of the period, we underweighted the Fund in this sector relative to the Lehman Index, a good move given the underperformance of mortgage-backeds during that timeframe. Since then, we've gradually moved to a neutral, and then an overweighted position with this segment of the portfolio. Since the beginning of 2000, mortgages have struggled somewhat because they tend to be focused in the intermediate part of the yield curve, which performed relatively poorly. In addition, the duration of mortgage-backed securities tends to extend as interest rates rise, making them more and more susceptible to the negative influence of higher interest rates. Nevertheless, the Fund benefited during the period from the incremental yield mortgages offered relative to Treasuries, and we expect to reap the same kinds of rewards going forward.

Q.  WHAT IS YOUR OUTLOOK?

A. Oil prices are up, the labor market is tight, the housing market is strong. These are three significant sources that feed into the Consumer Price Index, which measures the cost of living (inflation). Unless there is some evidence of a modest deceleration in economic growth in the U.S. economy, it's apparent the Fed will remain in the same position, looking to raise rates to try to dampen growth and keep inflation at bay. Chances are by the end of the year we'll see some moderating influence caused by the rate hikes that have already occurred. If that's the case, then the backdrop for the bond market would become more favorable, and we might see some more pronounced price appreciation among fixed-income securities. In the meantime, the market remains uncertain about how much inflation might accelerate and how far the Fed needs to go to achieve a better balance between growth and the potential for inflation.

/s/ Steven E. Nothern

    Steven E. Nothern
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   STEVEN E. NOTHERN IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R). HE IS PORTFOLIO MANAGER OF MFS(R) GOVERNMENT SECURITIES FUND AND THE GOVERNMENT SECURITIES SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS. MR. NOTHERN ALSO MANAGES TWO CLOSED-END FUNDS, MFS(R) INTERMEDIATE INCOME TRUST AND MFS(R) GOVERNMENT MARKETS INCOME TRUST.

   MR. NOTHERN JOINED MFS IN 1986 IN THE FIXED INCOME DEPARTMENT AND WAS NAMED VICE PRESIDENT IN 1989, PORTFOLIO MANAGER IN 1991, AND SENIOR VICE PRESIDENT IN 1993. HE IS A GRADUATE OF MIDDLEBURY COLLEGE AND HOLDS A MASTER OF BUSINESS ADMINISTRATION DEGREE FROM BOSTON UNIVERSITY. HE IS A CHARTERED FINANCIAL ANALYST AND A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY, INC.

   ALL PORTFOLIO MANAGERS AT MFS INVESTMENT MANAGEMENT(R) ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS(R) ORIGINAL RESEARCH(SM), A GLOBAL, SECURITY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.




This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your investment professional, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
   FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:                  SEEKS CURRENT INCOME AND CAPITAL PRESERVATION.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:      JULY 25, 1984

  CLASS INCEPTION:            CLASS A  JULY 25, 1984
                              CLASS B  AUGUST 30, 1993
                              CLASS C  APRIL 1, 1996
                              CLASS I  JANUARY 2, 1997

  SIZE:                       $523.1 MILLION NET ASSETS AS OF FEBRUARY 29, 2000

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the Fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the 10-year period ended February 29, 2000)

                           MFS Government          Lehman Brothers
                           Securities Fund      Government/Mortgage
                               Class A              Bond Index
                           ---------------      -------------------
          2/90                $ 9,525                 $10,000
          2/92                 11,732                  12,635
          2/94                 13,860                  14,855
          2/96                 15,751                  16,922
          2/98                 17,947                  19,643
          2/00                 19,043                  21,193

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH FEBRUARY 29, 2000

CLASS A
                                                         1 Year      3 Years      5 Years      10 Years
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge           +0.10%      +16.62%      +35.76%      + 99.92%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge       +0.10%      + 5.26%      + 6.31%      +  7.17%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge       -4.66%      + 3.56%      + 5.28%      +  6.65%
-------------------------------------------------------------------------------------------------------

CLASS B
                                                         1 Year      3 Years      5 Years      10 Years
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge           -0.52%      +14.37%      +31.21%      + 91.23%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge       -0.52%      + 4.58%      + 5.58%      +  6.70%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge       -4.30%      + 3.68%      + 5.26%      +  6.70%
-------------------------------------------------------------------------------------------------------

CLASS C
                                                         1 Year      3 Years      5 Years      10 Years
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge           -0.42%      +14.37%      +32.43%      + 95.02%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge       -0.42%      + 4.58%      + 5.78%      +  6.91%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge       -1.36%      + 4.58%      + 5.78%      +  6.91%
-------------------------------------------------------------------------------------------------------

CLASS I
                                                         1 Year      3 Years      5 Years      10 Years
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge           +0.43%      +17.85%      +37.30%      +102.20%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge       +0.43%      + 5.63%      + 6.55%      +  7.29%
-------------------------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                         1 Year      3 Years      5 Years      10 Years
-------------------------------------------------------------------------------------------------------
Average general U.S. government fund+                    -0.33%      + 4.80%      + 5.90%      +  5.90%
-------------------------------------------------------------------------------------------------------
Lehman Brothers Government/Mortgage Bond Index#          +1.41%      + 5.96%      + 6.98%      +  6.98%
-------------------------------------------------------------------------------------------------------
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including
Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class
C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class B, C, and I share performance includes the performance of the Fund's Class
A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN
REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE
RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE
IS NO GUARANTEE OF FUTURE RESULTS.

Government guarantees apply to individual securities only and not to prices and yields of shares in a managed portfolio. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF FEBRUARY 29, 2000

PORTFOLIO STRUCTURE

               Mortgage Backed                         55.9%
               Other Government Agencies               26.8%
               U.S. Treasuries                         17.0%
               Cash                                     0.3%

The portfolio is actively managed, and current holdings may be different.


PORTFOLIO OF INVESTMENTS -- February 29, 2000

Bonds - 99.3%
--------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)                  VALUE
--------------------------------------------------------------------------------------------------------
U.S. Federal Agencies - 54.5%
    Federal Home Loan Mortgage Corp., 6.5s, 2029                        $33,003             $ 30,869,590
    Federal Home Loan Mortgage Corp., 6.625s, 2009                       15,500               14,850,860
    Federal Home Loan Mortgage Corp., 7.5s, 2025 - 2099                  22,845               22,820,508
    Federal National Mortgage Assn., 6.13s, 2011                          3,325                3,208,938
    Federal National Mortgage Assn., 6.5s, 2005 - 2028                   48,056               44,947,705
    Federal National Mortgage Assn., 6.864s, 2011                        24,041               23,748,000
    Federal National Mortgage Assn., 6.956s, 2007                         9,606                9,383,910
    Federal National Mortgage Assn., 7s, 2029                            34,142               32,729,554
    Federal National Mortgage Assn., 7.125s, 2005                        20,000               20,009,400
    Financing Corp., 9.8s, 2018                                          16,500               21,359,745
    Financing Corp., 10.35s, 2018                                        10,700               14,488,442
    Financing Corp., 10.7s, 2017                                         20,955               28,940,741
    Title XI, 6.07s, 2010                                                13,500               11,966,940
    U.S. Department of Housing & Urban Development, 6.59s, 2016           6,599                5,819,494
                                                                                            ------------
                                                                                            $285,143,827
--------------------------------------------------------------------------------------------------------
U.S. Government Guaranteed - 44.8%
  Government National Mortgage Association - 24.3%
    GNMA, 6.5s, 2027 - 2029                                             $12,335             $ 11,498,463
    GNMA, 7s, 2008 - 2029                                                52,635               50,736,811
    GNMA, 7.5s, 2022 - 2029                                              33,322               32,741,791
    GNMA, 8s, 2026 - 2030                                                19,796               19,894,662
    GNMA, 8.5s, 2001 - 2022                                               8,811                9,049,144
    GNMA, 9.25s, 2001                                                     1,803                1,847,510
    GNMA, 10.75s, 2015 - 2016                                                53                   58,039
    GNMA, 11.5s, 2010 - 2019                                                424                  471,813
    GNMA, 12s, 2013 - 2015                                                  246                  275,369
    GNMA, 12.5s, 2011                                                       483                  550,117
                                                                                            ------------
                                                                                            $127,123,719
--------------------------------------------------------------------------------------------------------
  Small Business Administration - 3.6%
    SBA, 6.24s, 2009                                                    $ 5,000             $  4,525,000
    SBA, 8.625s, 2011                                                     2,347                2,405,635
    SBA, 8.8s, 2011                                                       1,090                1,121,719
    SBA, 9.05s, 2009                                                      1,008                1,039,425
    SBA, 9.1s, 2009                                                       1,625                1,678,577
    SBA, 9.25s, 2010                                                      1,507                1,566,476
    SBA, 9.3s, 2010                                                       2,353                2,448,045
    SBA, 9.5s, 2010                                                       1,123                1,170,786
    SBA, 9.65s, 2010                                                      1,467                1,534,783
    SBA, 9.7s, 2010                                                         669                  700,783
    SBA, 9.9s, 2008                                                         384                  402,200
    SBA, 10.05s, 2008 - 2009                                                363                  381,806
                                                                                            ------------
                                                                                            $ 18,975,235
--------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 16.9%
    U.S. Treasury Bonds, 11.875s, 2003                                  $ 2,000             $  2,330,940
    U.S. Treasury Bonds, 12.375s, 2004                                   10,650               12,808,329
    U.S. Treasury Bonds, 10.375s, 2012                                    4,200                5,083,302
    U.S. Treasury Bonds, 9.875s, 2015                                    17,300               22,933,226
    U.S. Treasury Bonds, 3.625s, 2028                                    10,425                9,503,351
    U.S. Treasury Bonds, 6.125s, 2029                                    18,000               17,701,920
    U.S. Treasury Notes, 4.25s, 2010                                     18,006               17,949,581
                                                                                            ------------
                                                                                            $ 88,310,649
--------------------------------------------------------------------------------------------------------
Total U.S. Government Guaranteed                                                            $234,409,603
--------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $540,139,233)                                                 $519,553,430
--------------------------------------------------------------------------------------------------------

Repurchase Agreement - 0.2%
--------------------------------------------------------------------------------------------------------
      Goldman Sachs, dated 2/29/00, due 3/1/00, total to be
        received $1,068,171 (secured by various U.S.
        Treasury and Federal Agency obligations in a
        jointly traded account), at Cost                                $ 1,068             $  1,068,000
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $541,207,233)                                           $520,621,430
Other Assets, Less Liabilities - 0.5%                                                          2,481,875
--------------------------------------------------------------------------------------------------------

Net Assets - 100.0%                                                                         $523,103,305
--------------------------------------------------------------------------------------------------------
See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
FEBRUARY 29, 2000
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $541,207,233)            $520,621,430
  Investments of cash collateral for securities loaned, at
    value and identified cost                                        24,368,100
  Cash                                                                   82,310
  Receivable for investments sold                                    17,172,642
  Receivable for Fund shares sold                                     1,897,166
  Interest receivable                                                 6,307,498
  Other assets                                                            6,219
                                                                   ------------
      Total assets                                                 $570,455,365
                                                                   ------------
Liabilities:
  Payable for Fund shares reacquired                               $  5,572,118
  Payable for investments purchased                                  17,103,250
  Collateral for securities loaned, at value                         24,368,100
  Payable to affiliates -
    Management fee                                                        4,341
    Shareholder servicing agent fee                                       1,447
    Distribution and service fee                                          8,382
    Administrative fee                                                      217
  Accrued expenses and other liabilities                                294,205
                                                                   ------------
      Total liabilities                                            $ 47,352,060
                                                                   ------------
Net assets                                                         $523,103,305
                                                                   ============

Net assets consist of:
  Paid-in capital                                                  $584,769,981
  Unrealized depreciation on investments                            (20,585,803)
  Accumulated net realized loss on investments                      (42,296,568)
  Accumulated undistributed net investment income                     1,215,695
                                                                   ------------
      Total                                                        $523,103,305
                                                                   ============
Shares of beneficial interest outstanding                           57,173,946
                                                                    ==========
Class A shares:
  Net asset value per share
    (net assets of $328,337,643 / 35,879,960 shares of beneficial
     interest outstanding)                                            $ 9.15
                                                                      ======
  Offering price per share (100 / 95.25 of net asset value
    per share)                                                        $ 9.61
                                                                      ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $156,478,709 / 17,120,031 shares of beneficial
      interest outstanding)                                           $ 9.14
                                                                      ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $32,708,356 / 3,564,474 shares of beneficial
      interest outstanding)                                           $ 9.18
                                                                      ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $5,578,597 / 609,481 shares of beneficial
     interest outstanding)                                            $ 9.15
                                                                      ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED FEBRUARY 29, 2000
-------------------------------------------------------------------------------
Net investment income:
  Interest income                                                  $ 39,287,549
                                                                   ------------
  Expenses -
    Management fee                                                 $  2,252,607
    Trustees' compensation                                               55,716
    Shareholder servicing agent fee                                     568,297
    Distribution and service fee (Class A)                            1,194,280
    Distribution and service fee (Class B)                            1,772,818
    Distribution and service fee (Class C)                              376,189
    Administrative fee                                                   72,699
    Custodian fee                                                       171,377
    Printing                                                             74,162
    Postage                                                              86,419
    Auditing fees                                                        35,123
    Legal fees                                                            6,722
    Miscellaneous                                                       387,424
                                                                   ------------
      Total expenses                                               $  7,053,833
    Fees paid indirectly                                                (89,042)
    Reduction of expenses by investment adviser                        (565,557)
                                                                   ------------
      Net expenses                                                 $  6,399,234
                                                                   ------------
        Net investment income                                      $ 32,888,315
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) on investment
    transactions                                                   $(15,148,397)
  Change in unrealized depreciation on investments                  (19,118,548)
                                                                   ------------
      Net realized and unrealized loss on investments              $(34,266,945)
                                                                   ------------
        Decrease in net assets from operations                     $ (1,378,630)
                                                                   ============
See notes to financial statements.

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------------
                                                                             YEAR ENDED
                                                             -------------------------------------------
                                                                 FEBRUARY 29,               FEBRUARY 28,
                                                                         2000                       1999
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                          $ 32,888,315               $ 26,697,161
  Net realized gain (loss) on investments                         (15,148,397)                 5,533,151
  Net unrealized loss on investments                              (19,118,548)                (7,796,168)
                                                                 ------------               ------------
    Increase (decrease) in net assets from operations            $ (1,378,630)              $ 24,434,144
                                                                 ------------               ------------
Distributions declared to shareholders -
  From net investment income (Class A)                           $(19,903,251)              $(17,718,006)
  From net investment income (Class B)                             (9,295,018)                (7,332,329)
  From net investment income (Class C)                             (1,954,103)                (1,216,257)
  From net investment income (Class I)                               (386,262)                  (472,212)
                                                                 ------------               ------------
    Total distributions declared to shareholders                 $(31,538,634)              $(26,738,804)
                                                                 ------------               ------------
Net increase in net assets from Fund share transactions          $  3,485,231               $136,040,201
                                                                 ------------               ------------
    Total increase (decrease) in net assets                      $(29,432,033)              $133,735,541
Net assets:
  At beginning of period                                          552,535,338                418,799,797
                                                                 ------------               ------------
  At end of period (including accumulated undistributed
    (distributions in excess of) net investment income of
    $1,215,695 and ($90,728), respectively)                      $523,103,305               $552,535,338
                                                                 ============               ============
See notes to financial statements.

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------

YEAR ENDED FEBRUARY 29/28,                          2000              1999             1998             1997             1996
-----------------------------------------------------------------------------------------------------------------------------
                                                 CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period             $ 9.69            $ 9.69           $ 9.40           $ 9.67           $ 9.22
                                                  ------            ------           ------           ------           ------
Income from investment operations# -
  Net investment income(S)                        $ 0.57            $ 0.56           $ 0.62           $ 0.62           $ 0.66
  Net realized and unrealized gain (loss)
    on investments                                 (0.56)             0.01             0.28            (0.28)            0.45
                                                  ------            ------           ------           ------           ------
      Total from investment operations            $ 0.01            $ 0.57           $ 0.90           $ 0.34           $ 1.11
                                                  ------            ------           ------           ------           ------
Less distributions declared to
  shareholders from net investment income         $(0.55)           $(0.57)          $(0.61)          $(0.61)          $(0.66)
                                                  ------            ------           ------           ------           ------
Net asset value - end of period                   $ 9.15            $ 9.69           $ 9.69           $ 9.40           $ 9.67
                                                  ======            ======           ======           ======           ======
Total return(+)                                     0.10%             6.00%            9.91%            3.67%           12.29%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                        0.90%             0.92%            0.94%            0.91%            0.84%
  Net investment income                             6.06%             5.76%            6.50%            6.56%            6.83%
Portfolio turnover                                   124%              176%             212%             339%             352%
Net assets at end of period (000 omitted)       $328,338          $335,993         $282,809         $293,286         $322,740

(S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

      Net investment income                       $ 0.56            $ 0.55           $ 0.61           $ 0.61           $ 0.64
      Ratios (to average net assets):
        Expenses##                                  1.00%             1.02%            1.04%            1.06%            1.05%
        Net investment income                       5.96%             5.66%            6.40%            6.41%            6.62%

  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED FEBRUARY 29/28,                          2000              1999             1998             1997             1996
-----------------------------------------------------------------------------------------------------------------------------
                                                 CLASS B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period             $ 9.68            $ 9.68           $ 9.39           $ 9.66           $ 9.22
                                                  ------            ------           ------           ------           ------
Income from investment operations# -
  Net investment income(S)                        $ 0.51            $ 0.50           $ 0.55           $ 0.55           $ 0.59
  Net realized and unrealized gain (loss)
    on investments                                 (0.56)             0.01             0.28            (0.28)            0.44
                                                  ------            ------           ------           ------           ------
      Total from investment operations            $(0.05)           $ 0.51           $ 0.83           $ 0.27           $ 1.03
                                                  ------            ------           ------           ------           ------
Less distributions declared to
  shareholders from net investment income         $(0.49)           $(0.51)          $(0.54)          $(0.54)          $(0.59)
                                                  ------            ------           ------           ------           ------
Net asset value - end of period                   $ 9.14            $ 9.68           $ 9.68           $ 9.39           $ 9.66
                                                  ======            ======           ======           ======           ======
Total return                                       (0.52)%            5.32%            9.17%            2.92%           11.46%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                        1.55%             1.57%            1.59%            1.62%            1.56%
  Net investment income                             5.41%             5.08%            5.84%            5.85%            6.09%
Portfolio turnover                                   124%              176%             212%             339%             352%
Net assets at end of period (000 omitted)       $156,479          $173,569         $117,077         $114,861         $124,921

(S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

      Net investment income                       $ 0.50            $ 0.48           $ 0.54           $ 0.54           $ 0.57
      Ratios (to average net assets):
        Expenses##                                  1.65%             1.67%            1.69%            1.77%            1.77%
        Net investment income                       5.31%             4.98%            5.74%            5.70%            5.88%

  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED
                                                   --------------------------------------------------
                                                                                 FEBRUARY 28,                   PERIOD ENDED
                                                   FEBRUARY 29,           -----------------------------         FEBRUARY 28,
                                                           2000                1999                1998                1997*
----------------------------------------------------------------------------------------------------------------------------
                                                        CLASS C
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                    $ 9.71              $ 9.72              $ 9.43               $ 9.51
                                                         ------              ------              ------               ------
Income from investment operations# -
  Net investment income(S)                               $ 0.52              $ 0.49              $ 0.55               $ 0.47
  Net realized and unrealized gain (loss)
    on investments                                        (0.56)               0.01                0.29                (0.09)
                                                         ------              ------              ------               ------
      Total from investment operations                   $(0.04)             $ 0.50              $ 0.84               $ 0.38
                                                         ------              ------              ------               ------

Less distributions declared to shareholders from
  net investment income                                  $(0.49)             $(0.51)             $(0.55)              $(0.46)
                                                         ------              ------              ------               ------
Net asset value - end of period                          $ 9.18              $ 9.71              $ 9.72               $ 9.43
                                                         ======              ======              ======               ======
Total return                                              (0.42)%              5.23%               9.15%                4.06%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                               1.55%               1.57%               1.59%                1.55%+
  Net investment income                                    5.40%               5.03%               5.85%                5.97%+
Portfolio turnover                                          124%                176%                212%                 339%
Net assets at end of period (000 omitted)               $32,708             $36,340             $11,354               $6,046

(S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

      Net investment income                              $ 0.49              $ 0.48              $ 0.54               $ 0.46
      Ratios (to average net assets):
        Expenses##                                         1.65%               1.67%               1.69%                1.70%+
        Net investment income                              5.30%               4.93%               5.75%                5.82%+

  * For the period from the inception of Class C, April 1, 1996, through February 28, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED
                                                   --------------------------------------------------
                                                                                 FEBRUARY 28,                   PERIOD ENDED
                                                   FEBRUARY 29,           -----------------------------         FEBRUARY 28,
                                                           2000                1999                1998                1997*
----------------------------------------------------------------------------------------------------------------------------
                                                        CLASS I
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                    $ 9.69              $ 9.69              $ 9.40               $ 9.41
                                                         ------              ------              ------               ------
Income from investment operations# -
  Net investment income(S)                               $ 0.60              $ 0.59              $ 0.62               $ 0.10
  Net realized and unrealized gain (loss) on
    investments                                           (0.56)               0.01                0.31                (0.01)
                                                         ------              ------              ------               ------
      Total from investment operations                   $ 0.04              $ 0.60              $ 0.93               $ 0.09
                                                         ------              ------              ------               ------

Less distributions declared to shareholders from
  net investment income                                  $(0.58)             $(0.60)             $(0.64)              $(0.10)
                                                         ------              ------              ------               ------
Net asset value - end of period                          $ 9.15              $ 9.69              $ 9.69               $ 9.40
                                                         ======              ======              ======               ======
Total return                                               0.43%               6.37%              10.31%                1.03%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                               0.55%               0.57%               0.53%                0.48%+
  Net investment income                                    6.40%               6.13%               6.85%                7.22%+
Portfolio turnover                                          124%                176%                212%                 339%
Net assets at end of period (000 omitted)                $5,579              $6,634              $7,560                 $470

(S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

      Net investment income                              $ 0.59              $ 0.58              $ 0.61               $ 0.09
      Ratios (to average net assets):
        Expenses##                                         0.65%               0.67%               0.63%                0.63%+
        Net investment income                              6.30%               6.03%               6.75%                7.07%+

  * For the period from the inception of Class I, January 2, 1997, through February 28, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Government Securities Fund (the Fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

Repurchase Agreements - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement. The Fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the Fund to certain qualified institutions (the "Borrowers") approved by the Fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the Fund with indemnification against Borrower default. The Fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the Fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The interest income earned on the securities loaned is accounted for in the same manner as other interest income.

At February 29, 2000, the value of securities loaned was $23,872,237. These loans were collateralized by cash of $24,368,100 which was invested in the following short-term obligation:
                                                               IDENTIFIED COST
ISSUER                                                SHARES         AND VALUE
--------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio      24,368,100       $24,368,100

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended February 29, 2000, $43,258 was reclassified from accumulated undistributed net investment income to accumulated net realized loss on investments due to differences between book and tax accounting for mortgage-backed securities. This change had no effect on the net assets or net asset value per share. At February 29, 2000, accumulated undistributed net investment income under book accounting were different from tax accounting due to temporary differences in accounting.

At February 29, 2000, the Fund, for federal income tax purposes, had a capital loss carryforward of $35,215,520 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on February 28, 2003, ($10,846,466), February 28, 2005,
($16,126,761), and February 29, 2008, ($8,242,293).

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate equal to the lesser of (i) 0.40% of the Fund's average daily net assets or (ii) 0.25% of the Fund's average daily net assets plus 3.40% of investment income. The investment adviser has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of expenses in the Statement of Operations.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $33,266 for the year ended February 29, 2000.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $190,859 for the year ended February 29, 2000, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $81,179 for the year ended February 29, 2000. Fees incurred under the distribution plan during the year ended February 29, 2000, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $16,536, and $607 for Class B and Class C shares, respectively, for the year ended February 29, 2000. Fees incurred under the distribution plan during the year ended February 29, 2000, were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended February 29, 2000, were $39,941, $487,160, and $60,006 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.10%. Prior to April 1, 1999, the fee was calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%.

(4) Portfolio Securities
Purchases and sales of investments, other than short-term obligations, aggregated $705,106,048 and $668,718,151, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $541,313,433
                                                                 ------------
Gross unrealized depreciation                                    $(22,949,544)
Gross unrealized appreciation                                       2,257,541
                                                                 ------------
    Net depreciation                                             $(20,692,003)
                                                                 ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                                      YEAR ENDED FEBRUARY 29, 2000         YEAR ENDED FEBRUARY 28, 1999
                                   -------------------------------      -------------------------------
                                         SHARES             AMOUNT            SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                          39,616,965      $ 371,462,737        29,078,923      $ 286,082,950
Shares issued to shareholders in
  reinvestment of distributions       1,585,223         14,755,887         1,265,402         12,363,603
Shares reacquired                   (40,006,876)      (374,290,526)      (24,851,559)      (244,539,132)
                                    -----------      -------------       -----------      -------------
    Net increase                      1,195,312      $  11,928,098         5,492,766      $  53,907,421
                                    ===========      =============       ===========      =============

Class B Shares
                                      YEAR ENDED FEBRUARY 29, 2000         YEAR ENDED FEBRUARY 28, 1999
                                   -------------------------------      -------------------------------
                                         SHARES             AMOUNT            SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                           9,138,245      $  85,845,299        16,003,714      $ 157,290,466
Shares issued to shareholders in
  reinvestment of distributions         704,676          6,558,116           510,124          4,986,686
Shares reacquired                   (10,657,927)       (98,914,468)      (10,673,440)      (104,618,135)
                                    -----------      -------------       -----------      -------------
    Net increase (decrease)            (815,006)     $  (6,511,053)        5,840,398      $  57,659,017
                                    ===========      =============       ===========      =============

Class C Shares
                                      YEAR ENDED FEBRUARY 29, 2000         YEAR ENDED FEBRUARY 28, 1999
                                   -------------------------------      -------------------------------
                                         SHARES             AMOUNT            SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                           4,365,724      $  41,212,042         6,088,070      $  59,953,337
Shares issued to shareholders in
  reinvestment of distributions         144,298          1,347,863            85,504            841,089
Shares reacquired                    (4,686,351)       (43,805,185)       (3,601,290)       (35,374,514)
                                    -----------      -------------       -----------      -------------
    Net increase (decrease)            (176,329)     $  (1,245,280)        2,572,284      $  25,419,912
                                    ===========      =============       ===========      =============

Class I
                                      YEAR ENDED FEBRUARY 29, 2000         YEAR ENDED FEBRUARY 28, 1999
                                   -------------------------------      -------------------------------
                                         SHARES             AMOUNT            SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                              22,849      $     218,949            12,891      $     127,366
Shares issued to shareholders in
  reinvestment of distributions          41,446            386,275            48,211            470,569
Shares reacquired                      (139,645)        (1,291,758)         (156,330)        (1,544,084)
                                    -----------      -------------       -----------      -------------
    Net decrease                        (75,350)     $    (686,534)          (95,228)     $    (946,149)
                                    ===========      =============       ===========      =============

(6) Line of Credit
The Fund and other affiliated funds participate in a $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended February 29, 2000, was $4,184. The Fund had no borrowings during the year.

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of MFS Government Securities Fund:

We have audited the accompanying statement of assets and liabilities of MFS Government Securities Fund, including the portfolio of investments, as of February 29, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 29, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Government Securities Fund as of February 29, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
April 6, 2000

--------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

   IN JANUARY 2000, SHAREHOLDERS WERE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1999.

MFS(R) GOVERNMENT SECURITIES FUND
TRUSTEES                                                 SECRETARY
J. Atwood Ives+ - Chairman and Chief Executive           Stephen E. Cavan*
Officer, Eastern Enterprises (diversified services       Assistant Secretary
company)                                                 James R. Bordewick, Jr.*

Lawrence T. Perera+ - Partner, Hemenway                  CUSTODIAN
& Barnes (attorneys)                                     State Street Bank and Trust Company

William J. Poorvu+ - Adjunct Professor, Harvard          AUDITORS
University Graduate School of Business                   Deloitte & Touche LLP
Administration
                                                         INVESTOR INFORMATION
Charles W. Schmidt+ - Private Investor                   For information on MFS mutual funds, call your
                                                         investment professional or, for an information
Arnold D. Scott* - Senior Executive                      kit, call toll free: 1-800-637-2929 any business
Vice President, Director, and Secretary,                 day from 9 a.m. to 5 p.m. Eastern time (or leave a
MFS Investment Management                                message anytime).

Jeffrey L. Shames* - Chairman and Chief                  INVESTOR SERVICE
Executive Officer, MFS Investment Management             MFS Service Center, Inc.
                                                         P.O. Box 2281
Elaine R. Smith+ - Independent Consultant                Boston, MA 02107-9906

David B. Stone+ - Chairman, North American               For general information, call toll free:
Management Corp. (investment adviser)                    1-800-225-2606 any business day from
                                                         8 a.m. to 8 p.m. Eastern time.
INVESTMENT ADVISER
Massachusetts Financial Services Company                 For service to speech- or hearing-impaired, call
500 Boylston Street                                      toll free: 1-800-637-6576 any business day from 9
Boston, MA 02116-3741                                    a.m. to 5 p.m. Eastern time. (To use this service,
                                                         your phone must be equipped with a
DISTRIBUTOR                                              Telecommunications Device for the Deaf.)
MFS Fund Distributors, Inc.
500 Boylston Street                                      For share prices, account balances, exchanges, or
Boston, MA 02116-3741                                    stock and bond outlooks, call toll free:
                                                         1-800-MFS-TALK (1-800-637-8255) anytime from a
CHAIRMAN AND PRESIDENT                                   touch-tone telephone.
Jeffrey L. Shames*
                                                         WORLD WIDE WEB
PORTFOLIO MANAGER                                        www.mfs.com
Steven E. Nothern*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*


+ Independent Trustee
* MFS Investment Management

MFS(R) GOVERNMENT SECURITIES FUND                               ------------
                                                                  BULK RATE
[Logo] M F S(R)                                                 U.S. POSTAGE
INVESTMENT MANAGEMENT                                               PAID
We invented the mutual fund(R)                                      MFS
                                                                ------------
500 Boylston Street
Boston, MA 02116-3741


(c)2000 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                               MGS-2  4/00  48M  26/226/326/826